UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 18, 2008
Home Solutions of America, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31711	99-0273889
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
1500 Dragon Street, Suite B, Dallas, Texas 75207
(Address of principal executive office)
(214) 623-8446
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 18, 2008, Michael J. McGrath, Jr. was appointed to the Board of Directors (the “Board”) of Home Solutions of America, Inc. (the “Company”). Mr. McGrath will serve as Chairman of the Board and will continue to serve on the Board until the expiration of his term at the time of the Company’s next annual meeting. Also, Mr. McGrath will serve on the Company’s Compensation Committee. The former Chairman, Frank J. Fradella, will remain as a Director and President and Chief Executive Officer. Mr. McGrath has waived his right to compensation as a director.
Mr. McGrath, a 5.75% shareholder of the Company, is the Founder, Chairman and Chief Executive Officer of U.S. Mortgage Corporation (“USM”). Through its subsidiary CU National Mortgage, USM provides lending solutions to credit unions throughout the country. He is also a regional advisory board member of Fannie Mae. Prior to forming USM, Mr. McGrath was a founder, Senior Vice President and a member of the Board of Directors of West Jersey Community Bank, a publicly traded company that was purchased by Sovereign Bancorp in 1996. Mr. McGrath’s experience extends to residential and commercial lending, construction and renovation of office and industrial complexes, and all aspects of financial analysis and budgeting.
Mr. McGrath and the Company are in the process of finalizing an indemnity agreement (the “Indemnity Agreement”) in connection with his appointment to the Board.
The Indemnity Agreement is not anticipate to be substantially different from those entered into previously with other members of the Company’s Board of Directors. The Indemnity Agreement requires the Company to indemnify and hold harmless Mr. McGrath should he be threatened by or made party to any Proceeding. As defined in the Indemnity Agreement, a “Proceeding” means any threatened, pending or completed action, suit, claim, demand, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing, or any other actual, threatened or completed proceeding, whether civil, criminal, administrative or investigative, whether formal or informal, and each case whether or not commenced prior to the date of the Indemnity Agreement, in which Mr. McGrath was, is or will be involved as a party or otherwise, by reason of or relating to Mr. McGrath’s position with the Company and by reason of or relating to (i) any action or alleged action taken by the Mr. McGrath (or failure or alleged failure to act) or of any action or alleged action (or failure or alleged failure to act) on Mr. McGrath’s part, while acting in such status or (ii) the fact that Mr. McGrath is or was serving at the request of the Company as a director, officer, employee, partner, member, manager, trustee, fiduciary or agent of another entity, and in each case whether or not serving in such capacity at the time any loss or expense is paid or incurred.
Further, the Company must advance any and all expenses, in connection with any Proceeding, including attorneys’ fees, disbursements and retainers, fees of experts, witness fees, travel expenses and all other disbursements or expenses paid or incurred in connection with the Proceeding, or in connection with enforcing Mr. McGrath’s rights under the Indemnity Agreement. The Indemnity Agreement requires the Company to advance Mr. McGrath, to the fullest extent permitted by law, any and all expenses actually and reasonably paid or incurred. If required by applicable law, advances of expenses will be made only upon delivery to the Company of an undertaking by Mr. McGrath to repay the expenses if it is ultimately determined, by final decision by a court or arbitrator, as applicable, from which there is no further right to appeal, that Mr. McGrath is not entitled to be indemnified for such expenses.
The Indemnity Agreement will be filed in an amendment to this form 8-K once it is finalized.
On March 18, 2008, the Board of Directors of the Company appointed James M. Grady, a Senior Director with Alvarez & Marshal (A&M), as Interim Chief Financial Officer of the Company, replacing Jeffery Mattich. A&M has been engaged by the Company to assist the Company in centralizing its treasury and accounting functions, managing daily cash operations, identifying core businesses and streamlining processes.

Mr. Grady, through his affiliation with A&M, provides management and advisory services for public sector and corporate organizations. His primary areas of concentration are developing and implementing strategic financial and operational turnaround plans, and developing and analyzing operating budgets and financial projections. Mr. Grady has assisted clients in industries such as construction, education, mining, manufacturing, professional services and healthcare industries
The Company’s press release announcing these appointments is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
FORWARD LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “can” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential,” and other similar words and expressions of the future. Forward-looking statements may not be realized due to a variety of factors, including, without limitation, future economic, competitive and market conditions, regulatory framework, and future business decisions, and the other factors referenced in our Annual Report on Form 10-K for the year ended December 31, 2006, which contains a list of specific risk factors that could cause actual results to differ materially from those indicated by our forward-looking statements made in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
99.1	Press Release dated March 25, 2008, which is filed pursuant to Item 5.02

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Home Solutions of America, Inc.
By:	/s/ James M. Grady
James M. Grady
Chief Financial Officer

Dated: March 25, 2008